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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 4, 1999
                       (Date of earliest event reported)


                                 GAINSCO, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                  001-09828                75-1617013
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)

                  500 COMMERCE STREET, FORT WORTH, TEXAS 76102
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (817) 336-2500


ITEM 5.  OTHER EVENTS.

         On October 4, 1999, GAINSCO, INC. (the "Company") issued a press release announcing the closing of the transactions (the "Transactions") contemplated by the Securities Purchase Agreement dated as of June 29, 1999 between the Company and Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"). The Transactions included (a) the sale to GMSP for an aggregate purchase price of $31,620,000 of (i) 31,620 shares of GNA's Series A Convertible Preferred Stock, which are convertible into shares of the Company's Common Stock, par value $0.10 per share ("Common Stock"), at a conversion price of $5.10 per share (subject to adjustment as described therein), (ii) a five year Warrant to purchase an aggregate of 1,550,000 shares of Common Stock at an exercise price of $6.375 per share (subject to adjustment as


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described therein) expiring October 4, 2004, and (iii) a seven year Warrant to purchase an aggregate of 1,550,000 shares of Common Stock at an exercise price of $8.50 per share (subject to adjustment as described therein) expiring October 4, 2006; and (b) the entry by the Company and certain of its subsidiaries into Investment Management Agreements with GMSP, pursuant to which GMSP will manage the respective investment portfolios of the Company and its insurance company subsidiaries. Completion of the Transactions concluded the strategic alternatives review process that the Company initiated in 1998.

         A copy of the press release is filed as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         No financial statements or pro forma financial statements are required to be filed as a part of this report. The following is a list of exhibits filed as part of this Current Report on Form 8-K:

EXHIBITS
EXHIBIT NO.

2.1 Securities Purchase Agreement dated as of June 29, 1999 between the Company and GMSP (including exhibits). (1)

99.17 Press Release by the Company dated October 4, 1999 announcing the consummation of the Transactions. (2)

99.18 Statement of Resolution Establishing and Designating Series A Convertible Preferred Stock of the Company as filed with the Secretary of State of the State of Texas on October 1, 1999. (2)

99.19    Series A Common Stock Purchase Warrant dated October 4, 1999.  (2)

99.20    Series B Common Stock Purchase Warrant dated October 4, 1999.  (2)

99.21 Amendment No. 4 to Rights Agreement dated June 29, 1999 between the Company and Continental Stock Transfer & Trust Company. (2)

99.22 First Amendment to Revolving Credit Agreement dated October 4, 1999 among the Company, GAINSCO SERVICE CORP. and Bank One, N.A. (2)

         (1) Filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated June 29, 1999.

         (2) Filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GAINSCO, INC.



                                BY: /s/ GLENN W. ANDERSON
                                -------------------------------
                                Glenn W. Anderson, President and Chief Executive Officer



DATED:  October 4, 1999







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                                  GAINSCO, INC.

                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
2.1               Securities Purchase Agreement dated as of June 29, 1999
                  between the Company and GMSP (including exhibits). (1)

99.17 Press Release by the Company dated October 4, 1999 announcing the consummation of the Transactions. (2)

99.18             Statement of Resolution Establishing and Designating Series A
                  Convertible Preferred Stock of the Company as filed with the
                  Secretary of State of the State of Texas on October 1, 1999.
                  (2)

99.19             Series A Common Stock Purchase Warrant dated October 4, 1999.
                  (2)

99.20             Series B Common Stock Purchase Warrant dated October 4, 1999.
                  (2)

99.21 Amendment No. 4 to Rights Agreement dated June 29, 1999 between the Company and Continental Stock Transfer & Trust
                  Company. (2)

99.22             First Amendment to Revolving Credit Agreement dated October 4,
                  1999 among the Company, GAINSCO SERVICE CORP. and Bank One,
                  N.A. (2)

         (1) Filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated June 29, 1999.

         (2) Filed herewith.